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                                                                    EXHIBIT 10.7

           GLOBAL BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT


         This global bill of sale and assignment and assumption agreement (the "ASSIGNMENT") is made and entered into as of April 1, 2004, by and between Splinex LLC, a Florida limited liability company (the "ASSIGNOR"), and Splinex Technology Inc., a Delaware corporation (the "ASSIGNEE").

                              W I T N E S S E T H:

         WHEREAS, in connection with a restructuring of the Assignor, the parties hereto have agreed that all the right, title and interest of the Assignor in and to (i) all of the assets and property, tangible or intangible, used or owned, by the Assignor which have not been previously sold or assigned to the Assignee, except for the assets set forth on SCHEDULE 1 hereto (such assets, excluding the excluded assets, if any, the "ASSETS") shall be sold, conveyed, transferred, assigned, set over and delivered by Assignor to Assignee and (ii) all of the liabilities and obligations, whether known or unknown, contingent or otherwise, of the Assignor which have not previously been assumed by the Assignee, except for the liabilities set forth on SCHEDULE 1 hereto (such liabilities, excluding the excluded liabilities, if any, the "LIABILITIES") shall be contributed, conveyed, transferred, assigned and assumed by Assignor to Assignee, upon the terms and conditions set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignor does hereby contribute, assign, convey, transfer, set over and deliver unto Assignee all of the Assignor's right, title and interest in and to the Assets, free and clear of all pledges, assignments (other than the assignment to which reference is made herein), hypothecations, security interests, liens, encumbrances, restrictions or claims whatsoever, except restrictions and obligations contained in any agreements assigned pursuant hereto.

         2. Assignee hereby assumes all of the Liabilities.

         3. This Assignment will be construed in accordance with, and be governed by, the laws of the State of Florida.

         4. This Assignment may be executed in counterparts, each of which will be deemed to be an original and all of which are one and the same assignment. Delivery of an executed counterpart of a signature page to this Assignment by facsimile transmission shall be effective delivery of a manually executed counterpart of this Assignment.

                           (signatures page to follow)



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         IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed as of the date first above written.

                                     SPLINEX LLC


                                     By: /s/ Peter Novak
                                        --------------------------------------
                                     Name: Peter Novak
                                        --------------------------------------
                                     Title: President
                                        --------------------------------------


                                     SPLINEX TECHNOLOGY INC.


                                     By: /s/ Peter Novak
                                        --------------------------------------
                                     Name: Peter Novak
                                        --------------------------------------
                                     Title: President
                                        --------------------------------------


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